Money Market Fund

DELAWARE GROUP
U.S. Government
Money Fund

[various photos demonstrating service and guidance, professional management and goals]

1997
Annual
Report


DELAWARE (sm)
INVESTMENTS
----------------------
Philadelphia - London

January 12, 1997

money market fund 1

Dear Shareholder:

During fiscal 1997, U.S. Government Money Fund achieved its goal of providing current income and stability of principal. For the 12 months ended December 31, 1997, the Fund provided a total return of +4.94%, with dividends reinvested, for both A and Consultant Classes.
        Money market rates fluctuated moderately during 1997. At year-end, U.S. Government Money Fund's seven day annualized yield was 4.94% (for both Classes). The Fund's relatively short weighted average maturity of 43 days allowed us to avoid the volatility of long-term bonds.
        In March 1997, the Federal Reserve Board raised its short-term interest rate target to 5.5%. This action prevented inflation from accelerating. Consumer prices rose just 1.7% for the year, the smallest increase since 1986. Your Fund's returns helped preserve the purchasing power of your investment dollars.
        Some government officials, including Federal Reserve Board members, have suggested that short-term interest rates may be lowered if financial problems in Asia slow the U.S. economy more than expected. Still, others believe the Board may see a need to raise interest rates if problems in Asia do not lead to an economic slowdown.
        Periods of short-term bond market volatility - caused by real or perceived interest rate changes - can represent overreactions that can provide opportunities for higher income from money market investments without undue risk to principal.
        We thank you for investing in U.S. Government Money Fund for your short-term investing needs. We urge you to meet with your financial adviser to consider an investment plan to meet your long-term goals.


Sincerely,

/s/ Wayne A. Stork
---------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
---------------------
Jeffrey J. Nick
President and Chief Executive Officer

Average Annual Total Return
--------------------------------------------------------------------------------------------------------------
Through December 31, 1997
                                        Seven-Day                 Ten         Five         One         Six
                                          Yield     Lifetime     Years        Years        Year       Months*
--------------------------------------------------------------------------------------------------------------
A Class (Est. 4/20/82)                    4.94%      +5.91%      +4.91%      +3.84%      +4.94%      +2.49%
Consultant Class (Est. 3/29/88)           4.94%      +5.90%      +4.85%      +3.84%      +4.94%      +2.49%
--------------------------------------------------------------------------------------------------------------

*Cumulative return. Past performance does not guarantee future results. Return and yield fluctuate. All performance reflects reinvestment of dividends. The Fund is neither insured or guaranteed by the U.S. government but does strive to maintain a net asset value of $1 per share. However, there is no guarantee that the Fund will be able to do so.

money market fund 2

Financial Statements
Delaware Group Limited-Term Government Funds, Inc. -
U.S. Government Money Fund
Statement of Net Assets
December 31, 1997
-------------------------------------------------------------------------------
                                                   Principal
                                                     Amount        Value
                                                     ------        -----
    Federal Agency Discount Notes - 72.57%
    Federal Farm Credit Bank 5.36% 6/16/98 ..    $1,000,000      $ 975,284
    Federal Home Loan Bank 5.37% 6/19/98 ....       400,000        389,916
    Federal Home Loan Bank 5.39% 1/26/98 ....       677,000        674,466
    Federal Home Loan Bank 5.39% 3/9/98 .....       390,000        386,088
    Federal Home Loan Bank 5.39% 3/20/98 ....       125,000        123,540
    Federal Home Loan Bank 5.39% 4/10/98 ....       165,000        162,554
    Federal Home Loan Bank 5.43% 1/15/98 ....       250,000        249,472
    Federal Home Loan Bank 5.43% 1/30/98 ....       360,000        358,425
    Federal Home Loan Bank 5.43% 2/18/98 ....       665,000        660,185
    Federal Home Loan Bank 5.49% 1/9/98 .....     1,500,000      1,498,170
    Federal Home Loan Bank 5.49% 2/4/98 .....     1,000,000        994,815
    Federal Home Loan Bank 5.49% 2/20/98 ....     1,000,000        992,375
    Federal Home Loan Bank 5.50% 1/21/98 ....       200,000        199,389
    Federal Home Loan Mortgage Corporation
      5.41% 1/6/98 ..........................       850,000        849,361
    Federal Home Loan Mortgage Corporation
      5.70% 1/23/98 .........................     1,000,000        996,517
    Federal Home Loan Mortgage Corporation
      5.70% 1/29/98 .........................     1,000,000        995,567
    Federal National Mortgage Association
      5.45% 4/27/98 .........................       630,000        618,937
    Federal National Mortgage Association
      5.48% 1/21/98 .........................     1,000,000        996,956
    Federal National Mortgage Association
      5.48% 4/6/98 ..........................       400,000        394,216
                                                               ___________
    Total Federal Agency Discount Notes                         12,516,233
                                                               ___________

   *Floating Rate Notes - 14.50%
    Federal Farm Credit Bank 5.55% 2/20/98 ..     1,000,000        999,920
    Federal Home Loan Bank 5.90% 10/23/98 ...       500,000        500,000
    Student Loan Marketing Association
      5.92% 11/12/98 ........................     1,000,000      1,000,000
                                                                __________
    Total Floating Rate Notes                                    2,499,920
                                                                 _________

                                                   Principal
                                                    Amount        Value
                                                    ------        -----
    Repurchase Agreements - 7.94%
    With Chase Manhattan 6.00% 1/2/98 (dated
      12/31/97 collateralized by $428,000
      U.S. Treasury Notes 6.625% due
      3/31/02, market value $448,603) ..........   $440,000      $ 440,000
    With J.P. Morgan Securities 6.25% 1/2/98
      (dated 12/31/97 collateralized by
      $449,000 U.S. Treasury Notes 9.25% due
      8/15/98, market value $474,905)...........    465,000        465,000
    With PaineWebber 6.375% 1/2/98 (dated
      12/31/97 collateralized by $473,000
      U.S. Treasury Notes 6.25% due 6/30/98,
      market value $475,254) ...................    465,000        465,000
                                                               -----------
    Total Repurchase Agreements ................                 1,370,000
                                                               -----------

    TOTAL MARKET VALUE OF SECURITIES OWNED - 95.01%
      (WHICH APPROXIMATES COST FOR FINANCIAL
      REPORTING AND INCOME TAX PURPOSES) ...................    16,386,153
    RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 4.99%        859,941
                                                               -----------
    NET ASSETS APPLICABLE TO 16,750,849 U.S. GOVERNMENT
    MONEY FUND A CLASS SHARES AND 495,245 U.S. GOVERNMENT
    MONEY FUND CONSULTANT CLASS SHARES ($0.001 PAR VALUE)
      OUTSTANDING; 1,000,000,000 SHARES AUTHORIZED
      EQUIVALENT TO $1.00 PER SHARE - 100% .................   $17,246,094
                                                               ===========
---------
*Floating Rate Notes - The interest rate shown is the rate as of December 31, 1997 and the maturity shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.

                              See accompanying notes

3 money market fund

    Delaware Group
    Limited-Term Government Funds, Inc. -
    U.S. Government Money Fund
    Statement of Assets and Liabilities
    December 31, 1997
-------------------------------------------------------------------------------
    ASSETS:
    Investments at market (cost $16,386,153) ............      $16,386,153
    Cash ................................................          871,128
    Interest receivable .................................           20,027
    Subscriptions receivable ............................            2,601
    Other assets ........................................              637
                                                               -----------
    Total assets ........................................       17,280,546
                                                               -----------

    LIABILITIES:
    Liquidations payable ................................              489
    Other accounts payable and accrued expenses .........           33,963
                                                               -----------
    Total liabilities ...................................           34,452
                                                               -----------

    Total Net Assets ....................................      $17,246,094
                                                               ===========

                            See accompanying notes

    Delaware Group
    Limited-Term Government Funds, Inc. -
    U.S. Government Money Fund
    Statement of Operations
    Year Ended December 31, 1997

    INVESTMENT INCOME:
    Interest ......................................                $ 923,953

    EXPENSES:
    Management fees ...............................   $  81,779
    Dividend disbursing and transfer agent fees and
     expenses .....................................      86,474
    Registration fees .............................      26,618
    Reports and statements to shareholders ........      24,984
    Professional fees .............................      20,886
    Accounting and administration .................       8,412
    Directors' fees ...............................       3,583
    Taxes (other than taxes on income) ............         235
    Other .........................................       7,768      260,739
                                                      ---------

    Expenses absorbed by Delaware Management
     Company, Inc. ................................                 (143,907)
                                                                   ---------
    Total expenses ................................                  116,832
                                                                   ---------
    NET INVESTMENT INCOME .........................                $ 807,121
                                                                   ---------

                                See accompanying notes

    Delaware Group
    Limited-Term Government Funds, Inc. -
    U.S. Government Money Fund
    Statements Of Changes In Net Assets
--------------------------------------------------------------------------------

                                                          Year Ended    Year Ended
                                                           12/31/97      12/31/96
                                                           --------      --------
    INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income ............................   $    807,121    $    745,871
                                                         ------------    ------------

    DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
     A Class .........................................       (780,254)       (721,027)
     Consultant Class ................................        (26,867)        (24,844)
                                                         ------------    ------------
                                                             (807,121)       (745,871)
                                                         ------------    ------------

    CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold:
     A Class .........................................     38,230,061      25,564,845
     Consultant Class ................................        769,674         581,297
    Net asset value of shares issued upon reinvestment
      of dividends from net investment income:
      A Class ........................................        719,039         694,448
      Consultant Class ...............................         25,221          17,385
                                                         ------------    ------------
                                                           39,743,995      26,857,975
                                                         ------------    ------------
    Cost of shares repurchased:
     A Class .........................................    (37,280,612)    (24,963,369)
     Consultant Class ................................       (730,126)       (497,272)
                                                         ------------    ------------
                                                          (38,010,738)    (25,460,641)
                                                         ------------    ------------
    Increase in net assets derived from capital
     share transactions ..............................      1,733,257       1,397,334
                                                         ------------    ------------
    NET INCREASE IN NET ASSETS .......................      1,733,257       1,397,334
                                                         ------------    ------------

    NET ASSETS:
    Beginning of year ................................     15,512,837      14,115,503
                                                         ------------    ------------
    End of year ......................................   $ 17,246,094    $ 15,512,837
                                                         ============    ============

                              See accompanying notes

4 money market fund

Delaware Group
Limited-Term Government Funds, Inc. -
U.S. Government Money Fund
Financial Highlights
-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout the period was as follows:

                                                                           U.S. Government Money Fund A Class
                                                             -----------------------------------------------------------
                                                                                     Year Ended
                                                            12/31/97     12/31/96     12/31/95     12/31/94     12/31/93
Net asset value, beginning of period .....................   $1.000       $1.000       $1.000       $1.000       $1.000

Income from investment operations:
    Net investment income ................................    0.048        0.047        0.045        0.029        0.020
                                                             ------       ------       ------       ------       ------

    Total from investment operations .....................    0.048        0.047        0.045        0.029        0.020
                                                             ------       ------       ------       ------       ------

Less dividends:
    Dividends from net investment income .................   (0.048)      (0.047)      (0.045)      (0.029)      (0.020)
                                                             ------       ------       ------       ------       ------

    Total dividends ......................................   (0.048)      (0.047)      (0.045)      (0.029)      (0.020)
                                                             ------       ------       ------       ------       ------
Net asset value, end of period ...........................   $1.000       $1.000       $1.000       $1.000       $1.000
                                                             ======       ======       ======       ======       ======

Total return. ............................................     4.94%        4.76%        4.57%        2.93%        2.01%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............  $16,751      $15,082      $13,787      $17,119      $20,919
      Ratio of expenses to average net assets ............     0.70%        0.74%        1.39%        1.26%        1.04%
      Ratio of expenses to average net assets prior
       to expense limitation .............................     1.56%        1.22%        1.39%        1.26%        1.04%
      Ratio of net investment income to average net assets     4.84%        4.66%        4.45%        2.91%        2.06%
      Ratio of net investment income to average net assets
       prior to expense limitation .......................     3.98%        4.18%        4.45%        2.91%        2.06%

                                                                     U.S. Government Money Fund Consultant Class
                                                             -----------------------------------------------------------
                                                                                     Year Ended
                                                             12/31/97     12/31/96     12/31/95     12/31/94     12/31/93
    Net asset value, beginning of period ...................   $1.000      $1.000       $1.000       $1.000       $1.000

    Income from investment operations:
        Net investment income ..............................    0.048       0.047        0.045        0.029        0.020
                                                               ------      ------       ------       ------       ------
        Total from investment operations ...................    0.048       0.047        0.045        0.029        0.020
                                                               ------      ------       ------       ------       ------

    Less dividends:
        Dividends from net investment income ...............   (0.048)     (0.047)      (0.045)      (0.029)      (0.020)
                                                               ------      ------       ------       ------       ------
        Total dividends ....................................   (0.048)     (0.047)      (0.045)      (0.029)      (0.020)
                                                               ------      ------       ------       ------       ------
    Net asset value, end of period .........................   $1.000      $1.000       $1.000       $1.000       $1.000
                                                               ======      ======       ======       ======       ======
    Total return ...........................................     4.94%       4.76%        4.57%        2.93%        2.01%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............       $495        $431         $329       $1,077         $555
      Ratio of expenses to average net assets ............       0.70%       0.74%        1.39%        1.26%        1.04%
      Ratio of expenses to average net assets prior to
       expense limitation ................................       1.56%       1.22%        1.39%        1.26%        1.04%
      Ratio of net investment income to average net assets       4.84%       4.66%        4.45%        2.91%        2.06%
      Ratio of net investment income to average net assets
       prior to expense limitation .......................       3.98%       4.18%        4.45%        2.91%        2.06%

                            See accompanying notes

5 money market fund

Delaware Group
Limited-Term Government Funds, Inc. -
U.S. Government Money Fund
Notes To Financial Statements
December 31, 1997
-------------------------------------------------------------------------------
Delaware Group Limited-Term Government Funds, Inc. - U.S. Government
Money Fund, ("the Fund) is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers two classes of shares - A
Class and Consultant Class. Both classes carry no sales charges.

  The investment objective of the U.S. Government Money Fund is to seek maximum current income while preserving principal and maintaining liquidity. Though there is no guarantee that this goal will be met, the Fund strives to maintain a stable net asset value of $1.00.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities are valued at amortized cost which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income and common expenses are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Premiums and discounts are amortized on a pro-rata basis and are included in interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.50% of the net assets of the Fund less the fees paid to the unaffiliated directors.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.70% of average daily net assets of the Fund through July 31, 1998. Total expenses absorbed by DMC for the year ended December 31, 1997 were $143,907.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. For the year ended December 31, 1997, the Fund expensed $86,474 for dividend disbursing and transfer agent services and $5,815 for accounting services.

Pursuant to the Distribution Agreement, the Fund may pay Delaware
Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual 12b-1 fee not to exceed 0.30% of the average daily net assets of the Consultant Class. Effective June 1, 1990, 12b-1 Plan payments from the Consultant Class to DDLP were suspended but may be reinstated in the future.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Capital Stock
Transactions in capital stock shares were as follows:

                                                 Year Ended     Year Ended
                                                  12/31/97       12/31/96
Shares sold:
     A Class ................................    38,230,061     25,564,845
     Consultant Class .......................       769,674        581,297
Shares issued upon reinvestment of dividends
     from net investment income:
     A Class ................................       719,039        694,448
     Consultant Class .......................        25,221         17,385
                                                -----------    -----------
                                                 39,743,995     26,857,975
                                                -----------    -----------
Shares repurchased:
     A Class ................................   (37,280,612)   (24,963,369)
     Consultant Class .......................      (730,126)      (497,272)
                                                -----------    -----------
                                                (38,010,738)   (25,460,641)
                                                -----------    -----------
Net Increase ................................     1,733,257      1,397,334
                                                ===========    ===========

6 money market fund

Delaware Group
Limited-Term Government Funds, Inc. -
U.S. Government Money Fund
Report of Independent Auditors
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Delaware Group Limited-Term Government Funds, Inc. - U.S. Government
Money Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Group Limited-Term Government Funds, Inc. - U.S. Government Money Fund as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Limited-Term Government Funds, Inc. - U.S. Government Money Fund at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
February 12, 1998

[PHOTO OF GLOBES]

This report must be preceded or accompanied by a current U.S. Government Money Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

Money market funds strive to maintain a net asset value of $1 a share. However, there is no guarantee this goal will be met. Yields fluctuate with market conditions.

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.


DELAWARE (sm)
INVESTMENTS
----------------------
Philadelphia - London


Printed in the USA
on recycled paper

(477)
AR-005[12/97]TKO2/98